SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                        Date of Report: February 27, 2003




                            COMPX INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)



      Delaware                      1-13905                      57-0981653
   (State or other                 (Commission                  (IRS Employer
  jurisdiction of                  File Number)                Identification
   incorporation)                                                     No.)



      5430 LBJ Freeway, Suite 1700, Dallas, TX                    75240-2697
      (Address of principal executive offices)                    (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 9:  Regulation FD Disclosure

     The registrant hereby furnishes the information set forth in the press release the registrant issued on February 27, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COMPX INTERNATIONAL INC.
                                                     (Registrant)




                                                     By:  /s/ A. Andrew R. Louis
                                                          ----------------------
                                                          A. Andrew R. Louis
                                                          Secretary




Date:  February 27, 2003

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------
99.1              Press release dated February 27, 2003 issued by CompX
                  International Inc.